Inventory	3 Months Ended
Mar. 31, 2023
Inventory Disclosure [Abstract]
Inventory

3.	Inventory

Inventory is stated at the lower of cost or net realizable value (“LCNRV”) and consists of raw materials and work in progress. The Company primarily calculates inventory value actual cost on the first-in, first-out (“FIFO”) basis. NRV is the estimated selling price of inventory in the ordinary course of business, less estimated costs of completion, disposal, and transportation. The Company assesses the valuation of inventory and periodically adjusts its value for estimated excess and obsolete inventory based upon expectations of future demand and market conditions, as well as damaged or otherwise impaired goods. The following table summarizes the components of Inventory on the Condensed Consolidated Balance Sheets at March 31, 2023 (in thousands):

	March 31, 2023	December 31, 2022

Raw materials	$98	$98
Work in process	580	-
Total Inventory	$678	$98